SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)       November 12, 2002
                                                       -----------------


                              CARE CONCEPTS I, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                 000-20958                   86-0519152
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File            (IRS Employer
 or incorporation)              Number)                     Identification No.)


                760 East McNab Road, Pompano Beach, Florida 33060
--------------------------------------------------------------------------------
                         (Address of principal executive
                          offices, including zip code)

Registrant's telephone number, including area code        (954) 786-2510
                                                   -----------------------------


          2560 West Main Street, Suite 200, Littleton, Colorado 80120
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.
         -------------

         Effective November 26, 2002, Care Concepts I, Inc. ("CARE"), iBid America, Inc. ("IBID") and certain shareholders of CARE entered into an Agreement and Plan of Merger (the "Merger Agreement") in which a wholly-owned subsidiary of CARE merged into IBID. Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, IBID became a wholly-owned subsidiary of CARE. All IBID shares of common stock outstanding at the Effective Time converted into an aggregate of 12,080,867 shares of CARE common stock. In addition, the outstanding preferred stock of IBID was converted into an equivalent number and on the same terms and conditions of a series of preferred stock of CARE, creating 22,422 shares of series A preferred stock, 45,000 series B preferred stock and 1,131 shares of series C preferred stock. The series A shares were immediately converted into an aggregate of 2,242,194 shares of common stock.

         A copy of the Merger Agreement has been previously filed on Form 8-K. A press release announcing the effectiveness of the Merger Agreement was issued on December 16, 2002, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to the full text of such exhibits.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
         ---------------------------------

(a)      Financial Statements

         The Company has included herein the following financial information as required pursuant to Rule 3-05 of Regulation S-X:

         (i) IBID Audited Financial Statements for the Year Ended December 31, 2001.
         (ii) IBID Unaudited Financial Information for the Nine Months Ended September 30, 2002.

(b)      Pro Forma Financial Information

         As required pursuant to Article 11 of Regulation S-X, the Company has provided herein Unaudited Financial Statements based on the historical financial statements of CARE and IBID as of and for the periods ending December 31, 2000, December 31, 2001 and September 30, 2002.

(c)      Exhibits.

Exhibit No.       Description
-----------       -----------

2.1 Agreement and Plan of Merger dated November 12, 2002 by and among Care Concepts I, IBID and certain shareholders of Care. (previously filed)
3.1      Articles of Merger.
99.1     Press Release by Care Concepts I, Inc. on December 16, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Care Concepts I, Inc. has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CARE CONCEPTS I, INC.

                                           By:   /s/ Steve Markley
                                              --------------------------------
                                           Name: Steve Markley
                                           Title:   Chief Executive Officer


Dated:  December 17, 2002

                              CARE CONCEPTS I, INC.

                      PROFORMA CONSOLIDATED BALANCE SHEETS

                               SEPTEMBER 30, 2002
                                   (Unaudited)

                                                                                     Pro Forma
                                                    Care         Ibid America, Inc. Adjustments
                                                Concepts I, Inc.   Consolidated        and
                                                   09/30/02         9/30/2002      Eliminations       Pro Forma
                                                   --------         ---------      ------------       ---------
                     ASSETS

Current Assets:
   Cash and cash equivalents                     $        164     $      3,020     $       --       $      3,184
   Accounts receivable                                   --              6,600             --              6,600
   Credit cards receivable                               --              1,830             --              1,830
                                                 ------------     ------------     ------------     ------------

      Total Current Assets                                164           11,450             --             11,614

Property & equipment-net                                 --          1,682,387             --          1,682,387
Patent costs                                             --             12,500             --             12,500
Due from stockholders                                    --              3,526             --              3,526
Auction content inventory                                --          3,995,900             --          3,995,900
                                                 ------------     ------------     ------------     ------------

         Total Assets                            $        164     $  5,705,763     $       --       $  5,705,927
                                                 ============     ============     ============     ============

 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                              $     30,346     $     18,020     $       --       $     48,366
   Due to stockholders                                   --             19,996             --             19,996
   Notes payable                                       17,063          100,000             --            117,063
   Accrued interest payable                             1,238           15,267             --             16,505
   Advance franchise fee                                 --             19,000             --             19,000
                                                 ------------     ------------     ------------     ------------

      Total Current Liabilities                        48,647          172,283             --            220,930
                                                 ------------     ------------     ------------     ------------

Deferred Income                                          --             12,178             --             12,178
                                                 ------------     ------------     ------------     ------------

Stockholders' Equity:
   Preferred A                                           --               --               --               --
   Preferred B                                           --               --               --               --
   Preferred C                                           --               --               --               --
   Common stock                                           600            1,091             --              1,691
   Paid-in-capital                                  6,931,214        5,917,443           67,568       12,916,225
   Contributed Capital                                 67,568             --            (67,568)            --
   Retained earnings during development stage         360,675             --           (360,675)            --
   Deficit in retained earnings                    (7,408,540)        (397,232)         360,675       (7,445,097)
                                                  ------------     ------------     ------------     ------------

 Total Stockholders' Equity                           (48,483)       5,521,302             --          5,472,819
                                                  ------------     ------------     ------------     ------------

 Total Liabilities & Stockholders' Equity         $        164     $  5,705,763     $       --       $  5,705,927
                                                  ============     ============     ============     ============

     See accompanying notes to proforma consolidated financial statements.

                              CARE CONCEPTS I, INC.

                      PROFORMA CONSOLIDATED BALANCE SHEETS

                                DECEMBER 31, 2001
                                   (Unaudited)


                                                                                     Pro Forma
                                                     Care       Ibid America, Inc.  Adjustments
                                                Concepts I, Inc.  Consolidated          and
                                                  12/31/2001       12/31/2001      Eliminations        Pro Forma
                                                  ----------       ----------      ------------        ---------
                    ASSETS

Current Assets:
   Cash and cash equivalents                     $        656     $     29,538     $       --       $     30,194
   Credit cards receivable                               --              1,238             --              1,238
                                                 ------------     ------------     ------------     ------------

      Total Current Assets                                656           30,776             --             31,432

Property & equipment-net                                 --          1,784,340             --          1,784,340
Patent costs                                             --             12,500             --             12,500
Due from stockholders                                    --              4,199             --              4,199
Auction content inventory                                --          4,000,000             --          4,000,000
                                                 ------------     ------------     ------------     ------------

         Total Assets                            $        656     $  5,831,815     $       --       $  5,832,471
                                                 ============     ============     ============     ============


 LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                              $     29,476     $     16,417     $       --       $     45,893
   Due to stockholders                                   --             37,293             --             37,293
   Notes payable                                       11,463          100,000             --            111,463
   Accrued interest payable                               344            7,767             --              8,111
   Advance franchise fee                                 --             20,000             --             20,000
                                                 ------------     ------------     ------------     ------------

      Total Current Liabilities                        41,283          181,477             --            222,760
                                                 ------------     ------------     ------------     ------------

Deferred Income                                          --             13,203             --             13,203
                                                 ------------     ------------     ------------     ------------

Stockholders' Equity:
   Preferred A                                           --               --               --               --
   Preferred B                                           --               --               --               --
   Preferred C                                           --               --               --               --
   Common stock                                           600            4,527             --              5,127
   Paid-in-capital                                  6,931,214        5,914,673           67,568       12,913,455
   Contributed Capital                                 67,568             --            (67,568)            --
   Retained Earnings during development stage         368,531             --           (368,531)            --
   Deficit in retained earnings                    (7,408,540)        (282,065)         368,531       (7,322,074)
                                                 ------------     ------------     ------------     ------------

 Total Stockholders' Equity                           (40,627)       5,637,135             --          5,596,508
                                                 ------------     ------------     ------------     ------------

 Total Liabilities & Stockholders' Equity        $        656     $  5,831,815     $       --       $  5,832,471
                                                 ============     ============     ============     ============

     See accompanying notes to proforma consolidated financial statements.

                              CARE CONCEPTS I, INC.

                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 2002
                                   (Unaudited)


                                                                                         Pro Forma
                                                       Care        Ibid America, Inc.    Adjustments
                                                 Concepts I, Inc.    Consolidated           and
                                                     09/30/02          09/30/02         Eliminations        Pro Forma
                                                     --------          --------         ------------        ---------

Net Sales:
   Sales auctions                                   $    --            $ 119,980          $    --           $ 119,980
   License sales                                         --              414,092               --             414,092
   Sales:other                                           --                1,254               --               1,254
                                                    ---------          ---------          ---------         ---------

     Total Sales                                         --              535,326               --             535,326
                                                    ---------          ---------          ---------         ---------

Cost and Expenses:
   Selling, general and administrative                  6,962            460,994               --             467,956
   Compensation and related benefits                     --              189,500               --             189,500
                                                    ---------          ---------          ---------         ---------

      Total Costs and Expenses                          6,962            650,494               --             657,456
                                                    ---------          ---------          ---------         ---------

         Loss from Operations                          (6,962)          (115,168)              --            (122,130)
                                                    ---------          ---------          ---------         ---------

Other Income (Expense):
   Interest Expense                                      (894)              --                 --                (894)
                                                    ---------          ---------          ---------         ---------

      Total Other Income (Expense)                       (894)              --                 --                (894)
                                                    ---------          ---------          ---------         ---------

         Net Loss                                   $  (7,856)         $(115,168)         $    --           $(123,024)
                                                    =========          =========          =========         =========

Basic and Diluted Net Loss Per Common Share                                                                 $    --
                                                                                                            =========

     See accompanying notes to proforma consolidated financial statements.

                              CARE CONCEPTS I, INC.

                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2001
                                   (Unaudited)


                                                                   Ibid America, Inc.    Pro Forma
                                                    Care              Consolidated      Adjustments
                                                 Concepts I, Inc.    From inception         and
                                                    12/31/01      02/01/01-12/31/2001   Eliminations        Pro Forma
                                                    --------      -------------------   ------------        ---------

Net Sales:
   Sales auctions                                   $    --            $ 124,544          $    --           $ 124,544
   License sales                                         --              133,000               --             133,000
   Sales:other                                           --               14,948               --              14,948
                                                    ---------          ---------          ---------         ---------

     Total Sales                                         --              272,492               --             272,492
                                                    ---------          ---------          ---------         ---------

Cost and Expenses:
   Selling, general and administrative                 42,468            317,090               --             359,558
   Compensation and related benefits                     --              237,467               --             237,467
                                                    ---------          ---------          ---------         ---------

      Total Costs and Expenses                         42,468            554,557               --             597,025
                                                    ---------          ---------          ---------         ---------

         Loss from Operations                         (42,468)          (282,065)              --            (324,533)
                                                    ---------          ---------          ---------         ---------

Other Income (Expense):
   Interest Expense                                      (344)              --                 --                (344)
                                                    ---------          ---------          ---------         ---------

      Total Other Income (Expense)                       (344)              --                 --                (344)
                                                    ---------          ---------          ---------         ---------

         Net Loss                                   $ (42,812)         $(282,065)         $    --           $(324,877)
                                                    =========          =========          =========         =========

Basic and Diluted Net Loss Per Common Share                                                                 $    --
                                                                                                            =========

     See accompanying notes to proforma consolidated financial statements.

                              CARE CONCEPTS I, INC.

                 PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2000
                                   (Unaudited)


                                                                                         Pro Forma
                                                      Care         Ibid America, Inc.   Adjustments
                                                 Concepts I, Inc.    Consolidated          and
                                                     12/31/00          12/31/00        Eliminations       Pro Forma
                                                     --------          --------        ------------       ---------

Net Sales:
   Sales auctions                                   $    --            $    --           $    --           $    --
   License sales                                         --                 --                --                --
   Sales:other                                           --                 --                --                --
                                                    ---------          ---------         ---------         ---------

     Total Sales                                         --                 --                --                --
                                                    ---------          ---------         ---------         ---------

Cost and Expenses:
   Selling, general and administrative                 17,008               --                --              17,008
   Compensation and related benefits                     --                 --                --                --
                                                    ---------          ---------         ---------         ---------

      Total Costs and Expenses                         17,008               --                --              17,008
                                                    ---------          ---------         ---------         ---------

         Loss from Operations                         (17,008)              --                --             (17,008)
                                                    ---------          ---------         ---------         ---------

Other Income (Expense):
   Interest Expense                                    (5,850)              --                --              (5,850)
   Gain forgiveness of related party debt              81,567               --                --              81,567
   Gain from extinguishment of debt                   352,634               --                --             352,634
                                                    ---------          ---------         ---------         ---------

      Total Other Income (Expense)                    428,351               --                --             428,351
                                                    ---------          ---------         ---------         ---------

          Net Income                                $ 411,343          $    --           $    --           $ 411,343
                                                    =========          =========         =========         =========


Basic and Diluted Net Loss Per Common Share                                                                $    7.15
                                                                                                           =========

     See accompanying notes to proforma consolidated financial statements.

                              CARE CONCEPTS I, INC.

                               NOTES TO PRO FORMA

                        CONSOLIDATED FINANCIAL STATEMENTS



The unaudited pro forma consolidated financial statements are based on the historical financial statements of Care Concepts I, Inc. and Ibid America, Inc. as of and for the periods ended December 31, 2000, 2001 and September 30, 2002. The pro forma financial statements reflect the merger of Ibid America, Inc. with a wholly owned subsidiary of Care Concepts I, Inc. All Ibid America, Inc. shares of common stock were converted to shares of Care Concepts I, Inc. common stock on November 25, 2002.

PRO FORMA ADJUSTMENTS

         There were no inter-company balances or transactions for the periods covered in the pro forma consolidated statements.

EARNINGS (LOSS) PER SHARE

         Basic and diluted earnings (loss) per common share have been computed based upon the weighted average number of shares of common stock outstanding during the periods.

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Care Concepts I, Inc.


We have audited the accompanying balance sheet of Care Concepts I, Inc. (formerly Care Concepts, Inc.) ( a development stage Company) as of December 31, 2001, and the related statements of operations, changes in stockholders' equity (deficit) and cash flows for the years ended December 31, 2001 and 2000 and for the cumulative period from January 1, 2000 to December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Care Concepts I, Inc. as of December 31, 2001, and the results of its operations and its cash flows for the years ended December 31, 2001 and 2000 and for the cumulative period from January 1, 2000 to December 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company incurred a net loss of $42,812 during the year ended December 31, 2001, and, as of that date had a working capital deficiency and stockholders' deficit of $40,627. As discussed in Note 1 to the financial statements, the Company's operating losses and working capital deficiency raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



/s/  Angell & Deering
----------------------------------
     Angell & Deering
     Certified Public Accountants

Denver, Colorado
January 10, 2002, except
for Note 8 as to which the
Date is November 26, 2002

                  CARE CONCEPTS I, INC.
              (formally Care Concepts, Inc.)
              (A Development Stage Company)
                      BALANCE SHEETS



                                                                                          9/30/2002
                                                                      12/31/01           (Unaudited)
                                                                      --------           -----------

                                     ASSETS

Current Assets:
   Cash and cash equivalents                                        $       656          $       164
                                                                    -----------          -----------

         Total Assets                                               $       656          $       164
                                                                    ===========          ===========


                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
   Accounts payable:
       Trade                                                        $       450          $     1,320
       Related parties                                                   29,026               29,026
   Notes payable-related parties                                         11,463               17,063
   Accrued interest-related parties                                         344                1,238
                                                                    -----------          -----------

      Total Current Liabilities                                          41,283               48,647
                                                                    -----------          -----------

Commitments and Contingencies                                              --                   --
                                                                    -----------          -----------

Stockholders' Equity (Deficit):
   Preferred stock: $.001 par value, 5,000,000 shares
      authorized, none issued or outstanding                               --                   --
   Common stock: $.001 par value, 30,000,000 shares
      authorized, 600,040 shares issued and outstanding                     600                  600
   Additional paid in capital                                         6,931,214            6,931,214
   Contributed capital                                                   67,568               67,568
   Retained earnings during the development stage                       368,531              360,675
   Accumulated deficit                                               (7,408,540)          (7,408,540)
                                                                    -----------          -----------

      Total Stockholders' Equity (Deficit)                              (40,627)             (48,483)
                                                                    -----------          -----------

         Total Liabilities & Stockholders' Equity (Deficit)         $       656          $       164
                                                                    ===========          ===========

   The accompanying notes are an integral part of these financial statements.

                              CARE CONCEPTS I, INC.
                         (formally Care Concepts, Inc.)
                          (A Development Stage Company)
                            STATEMENTS OF OPERATIONS


                                                       Year Ended        Cumulative From  Nine Months Ended    Cumulative From
                                                       December 31,      January 1, 2000    September 30,      January 1, 2000
                                                      -------------      To December 31,   --------------     To September 30,
                                                    2001         2000         2001        2002         2001         2002
                                                    ----         ----         ----        ----         ----         ----
                                                                                       (Unaudited)  (Unaudited)  (Unaudited)
                                                                                       -----------  -----------  -----------

Revenue                                          $    --      $    --      $    --      $    --      $    --      $    --
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Operating Expenses                                  42,468       17,008       59,476        6,962       42,324       66,438
                                                 ---------    ---------    ---------    ---------    ---------    ---------

      Income (Loss) From Operations                (42,468)     (17,008)     (59,476)      (6,962)     (42,324)     (66,438)
                                                 ---------    ---------    ---------    ---------    ---------    ---------

Other Income (Expense):
   Interest Expense                                   (344)      (5,850)      (6,194)        (894)        (135)      (7,088)
   Gain from forgiveness of related party debt        --         81,567       81,567         --           --         81,567
   Gain from extinguishment of debt                   --        352,634      352,634         --           --        352,634
                                                 ---------    ---------    ---------    ---------    ---------    ---------

      Total Other Income (Expense)                    (344)     428,351      428,007         (894)        (135)     427,113
                                                 ---------    ---------    ---------    ---------    ---------    ---------


          Net Income (Loss)                      $ (42,812)   $ 411,343    $ 368,531    $  (7,856)   $ (42,459)   $ 360,675
                                                 =========    =========    =========    =========    =========    =========


Net Income (Loss) Per Basic and Diluted
 Share of Common Stock:                          $   (0.12)   $    7.15    $    1.83    $   (0.01)   $   (0.17)   $    1.16
                                                 =========    =========    =========    =========    =========    =========


Weighted Average Number of Basic
 and Diluted Common Shares Outstanding             344,967       57,566      201,247      600,040      256,833      309,688

   The accompanying notes are an integral part of these financial statements.

                              CARE CONCEPTS I, INC.
                         (formally Care Concepts, Inc.)
                          (A Development Stage Company)
             STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)




                                                            Common Stock          Additional
                                                           -------------           Paid in      Contributed  Accumulated
                                                        Shares        Amount       Capital        Capital      Deficit
                                                        ------        ------       -------        -------      -------

Balance at December 31, 1999                              57,566   $        57   $ 6,904,633   $    66,499   $(7,408,540)

Contributed capital                                         --            --            --           1,069          --

Net income                                                  --            --            --            --         411,343
                                                     -----------   -----------   -----------   -----------   -----------

Balance at December 31, 2000                              57,566            57     6,904,633        67,568    (6,997,197)


Issuance of common stock for payment of related
  party accounts payable in February, May and July
  2001 valued at $.001 per share                         389,715           390        19,096          --            --

Issuance of common stock for services in July
  2001 valued at $.001 per share                         152,759           153         7,485          --            --

Net loss                                                    --            --            --            --         (42,812)
                                                     -----------   -----------   -----------   -----------   -----------

Balance at December 31, 2001                             600,040           600     6,931,214        67,568    (7,040,009)

Net loss (Unaudited)                                        --            --            --            --          (7,856)
                                                     -----------   -----------   -----------   -----------   -----------

Balance at September 30, 2002 (Unaudited)                600,040   $       600   $ 6,931,214   $    67,568   $(7,047,865)
                                                     ===========   ===========   ===========   ===========   ===========

   The accompanying notes are an integral part of these financial statements.

                   CARE CONCEPTS I, INC.
               (formally Care Concepts, Inc.)
               (A Development Stage Company)
                  STATEMENTS OF CASH FLOWS


                                                                Year Ended     Cumulative From   Nine Months Ended  Cumulative From
                                                                December 31,   January 1, 2000     September 30,    January 1, 2000
                                                               -------------   To December 31,   -----------------  To September 30,
                                                             2001        2000       2001         2002        2001        2002
                                                             ----        ----       ----         ----        ----        ----
                                                                                              (Unaudited) (Unaudited) (Unaudited)
                                                                                              ----------- ----------- -----------

Cash Flows from Operating Activities:
    Net income (loss)                                     $ (42,812)  $ 411,343   $ 368,531   $  (7,856)  $ (42,459)  $ 360,675
    Adjustments to reconcile net income (loss) to net
       cash used in operating activities:
         Gain from extinguishment of debt                      --      (434,201)   (434,201)       --          --      (434,201)
         Operating expense paid by officer recorded as
            contributed capital                                --         1,069       1,069        --          --         1,069
         Common stock issued for services                     7,638        --         7,638        --         7,638       7,638
    Changes in assets and liabilities:
        Accounts payable                                     24,023      21,789      45,812         870      25,353      46,682
        Accrued interest                                        344        --           344         894         135       1,238
                                                          ---------   ---------   ---------   ---------   ---------   ---------

           Net Cash (Used) by Operating Activities          (10,807)       --       (10,807)     (6,092)     (9,333)    (16,899)
                                                          ---------   ---------   ---------   ---------   ---------   ---------

Cash Flows from Financing Activities:
    Proceeds from related party loans                        11,463        --        11,463       5,600       9,408      17,063
                                                          ---------   ---------   ---------   ---------   ---------   ---------

           Net Cash Provided by Financing Activities         11,463        --        11,463       5,600       9,408      17,063
                                                          ---------   ---------   ---------   ---------   ---------   ---------

Net Increase (Decrease) in Cash and Cash Equivalents            656        --           656        (492)         75         164

Cash and Cash Equivalents, Beginning of Period                 --          --          --           656        --          --
                                                          ---------   ---------   ---------   ---------   ---------   ---------

Cash and Cash Equivalents, End of Period                  $     656   $    --     $     656   $     164   $      75   $     164
                                                          =========   =========   =========   =========   =========   =========

Supplemental Disclosure of Cash Flow Information:
   Cash paid during the period for:
       Interest                                           $    --     $    --     $    --     $    --     $    --     $    --
       Income taxes                                            --          --          --          --          --          --

Supplemental Disclosure of Non-Cash Investing and
   Financing Activities:
       Conversion of related party accounts payable into
          common stock                                    $  19,486   $    --     $  19,486   $    --     $  19,486   $  19,486

   The accompanying notes are an integral part of these financial statements.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies
---------------------------------------------

DESCRIPTION OF BUSINESS
-----------------------

Care Concepts, Inc. (the "Company") was formed in Nevada in July 1988 as Amsterdam Capital Corporation, Inc. to seek and acquire a business opportunity. From July 1988 until June 1989, the Company's activities were composed of the investigation of various business opportunities. In June 1989, the Company acquired Care Concepts, Inc., a Colorado corporation that was formed in 1984 ("Care Concepts Colorado"). In the acquisition, the Company purchased all of the outstanding shares of Care Concepts Colorado, and operated Care Concepts Colorado as its wholly-owned subsidiary. Contemporaneously with this transaction, the Company changed its name to Care Concepts, Inc. Care Concepts Colorado was merged into the Company in January 1992. In November 1992, the Company changed its state of incorporation to Delaware through a change in domicile merger.

Care Concepts Colorado and, from 1989 until mid 1996, the Company, designed, produced, and sold the Care Van, a specialized minivan for physically challenged drivers and passengers. The Company's customers consisted primarily of wheelchair users and the elderly as well as private organizations and government funded and for-profit agencies that provided services to the physically challenged. Since mid 1996, the Company ceased all operations regarding the Care Van.

The Company is in the development stage as is more fully defined in Statement of Financial Accounting Standards ("SFAS") No. 7, "Accounting and Reporting by Development Stage Enterprises". The Company was dormant from mid 1996 until January 1, 2000 when the Company re-entered into the development stage. The Company intends to evaluate, structure and complete a merger with, or acquisition of, prospects consisting of private companies, partnerships or sole proprietorships. The Company may seek to acquire a controlling interest in such entities in contemplation of later completing an acquisition.

BASIS OF PRESENTATION
---------------------

Unaudited Interim Financial Statements

The financial statements as of September 30, 2002 and for the nine months ended September 30, 2002 and 2001 and for the cumulative period from January 1, 2000 to September 30,2002 are unaudited, however, in the opinion of management of the company, all adjustments (consisting solely of normal recurring adjustments) necessary to a fair presentation of the financial statements for the interim periods have been made.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies (Continued)
---------------------------------------------------------

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amount and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The Company's continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and to obtain additional financing as may be required.

The Company's continued existence is dependent upon its ability to secure loans from its stockholders or other parties. Future operating expenses will be funded by these loans. The Company's ability to continue to meet its obligations is dependent upon obtaining the above loans.

CASH AND CASH EQUIVALENTS
-------------------------

For purposes of the statements of cash flows, the Company considers all highly liquid investments with a maturity of three months or less at the date of purchase to be cash equivalents.

STOCK-BASED COMPENSATION
------------------------

The Company adopted SFAS No. 123, "Accounting for Stock-Based Compensation". The Company will continue to measure compensation expense for its stock-based employee compensation plans using the intrinsic value method prescribed by APB Opinion No. 25, "Accounting for Stock Issued to Employees".

INCOME TAXES
------------

Deferred income taxes are provided for temporary differences between the financial reporting and tax basis of assets and liabilities using enacted tax laws and rates for the years when the differences are expected to reverse.

NET INCOME (LOSS) PER BASIC AND DILUTED SHARE OF COMMON STOCK
-------------------------------------------------------------

The Company adopted SFAS No. 128, "Earnings Per Share", which specifies the method of computation, presentation and disclosure for earnings per share. SFAS No. 128 requires the presentation of two earnings per share amounts, basic and diluted.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies (Continued)
---------------------------------------------------------

Basic earnings per share is calculated using the average number of common shares outstanding. Diluted earnings per share is computed on the basis of the average number of common shares outstanding plus the dilutive effect of outstanding stock options using the "treasury stock" method.

ESTIMATES
---------

The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company's management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Notes Payable - Related Parties
----------------------------------

In June 2001, the Company entered into a Revolving Credit Agreement ("Credit Agreement") with an entity controlled by the Company's President and with a stockholder. Under the Terms of the Credit Agreement the Company can borrow up to $50,000. The loans are unsecured, due on demand and bear interest at an annual rate of 8%. Borrowings under the Credit Agreement totalled $11,463 as of December 31, 2001.

3. Stockholders Equity
----------------------

PREFERRED STOCK
---------------

The authorized preferred stock of the Company consists of 5,000,000 shares, $.001 par value. The preferred stock may be issued in series from time to time with such designation, rights, preferences and limitations as the Board of Directors of the Company may determine by resolution. The rights, preferences and limitations of separate series of preferred stock may differ with respect to such matters as may be determined by the Board of Directors, including without limitation, the rate of dividends, method and nature of payment of dividends, terms of redemption, amounts payable on liquidation, sinking fund provisions (if any), conversion rights (if any), and voting rights. Unless the nature of a particular transaction and applicable statutes require approval, the Board of Directors has the authority to issue these shares without shareholder approval.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

3. Stockholders Equity (Continued)
----------------------------------

1992 STOCK INCENTIVE PLAN
-------------------------

On November 20, 1992, the Board of Directors adopted and on November 30, 1992, the Company's stockholders approved the 1992 Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan authorizes the issuance of up to 125,000 shares of common stock pursuant to incentive stock options, nonqualified stock options and restricted stock awards to be granted to officers and other eligible employees of the Company for up to ten years after November 30, 1992. No option can be granted at an option price of less than 100% of fair market value at the time the option is granted (or 110% of fair market value in the case of incentive stock options granted to holders of more than 10% of the outstanding common stock). The options generally vest at the rate of 20% per year beginning on the first anniversary of grant.

The Stock Incentive Plan also authorizes the grant of restricted stock to eligible employees. Restricted stock granted to participants is retained by the Company until vested, and the participant has no voting rights with respect to such stock until the shares are vested. Dividends, if any, paid on restricted stock will accrue, without interest, for the benefit of the recipient of the grant, but will not be paid to the recipient unless and until the restrictions on the stock lapse.

No options or restricted stock have been granted under the Stock Incentive Plan.

1992 DIRECTOR OPTION PLAN
-------------------------

On November 20, 1992, the Board of Directors adopted and on November 30, 1992, the Company's stockholders approved the Company's 1992 Director Option Plan (the "Director Option Plan"). Under the terms of the Director Option Plan, directors of the Company who are not officers or employees of the Company are to receive nonqualified options to purchase 5 shares of the common stock of the Company each year. A total of 120 shares of common stock may be issued under the Director Option Plan, subject to adjustments for stock dividends, stock splits, or other relevant capitalization changes as provided in such plan.

Options will be granted to each eligible director elected to the Board on the first anniversary of the date of his or her election and on each year succeeding anniversary thereof. Each option granted under the Director Option plan will be exercisable for 5 shares of common stock, subject to adjustment as provided in the Director Option Plan. Except as otherwise provided, each option granted to a director will vest at a rate of 20% per year beginning on the first anniversary of the date of the grant. The option price per share must equal the fair market value of a share of common stock on the date the option is granted.

No options have been granted under the Director Option Plan.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

4. Income Taxes
---------------

The components of the provision for income taxes are as follows:

                                                           Year Ended         Cumulative from
                                                          December 31,       January 1, 2000 to
                                                        ---------------          December 31,
                                                      2001           2000           2001
                                                      ----           ----           ----
          Current:
            Federal                                   $--            $--            $--
            State                                      --             --             --
                                                      ----           ----           ----

              Total                                    --             --             --
                                                      ----           ----           ----

          Deferred:
            Federal                                    --             --             --
            State                                      --             --             --
                                                      ----           ----           ----

              Total                                    --             --             --
                                                      ----           ----           ----

          Total Provision For Income Taxes            $--            $--            $--
                                                      ====           ====           ====

The provision (benefit) for income taxes reconciles to the amount computed by applying the federal statutory rate to income before the provision (benefit) for income taxes as follows:

                                                         Year Ended          Cumulative From
                                                        December 31,        January 1, 2000 to
                                                       --------------           December 31,
                                                      2001         2000            2001
                                                      ----         ----            ----

          Federal statutory rate                      (34)%          34%             34%
          State income taxes, net of
           federal benefits                            (5)            5               5
          Net operating loss carryover                --            (39)            (39)
          Valuation allowance                          39            --              --
                                                     ----           ----            ----

          Total                                       -- %           -- %            -- %
                                                     ====           ====            ====

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

4. Income Taxes (Continued)
---------------------------

The following is a reconciliation of the provision for income taxes to income before provision for income taxes computed at the federal statutory rate of 34%.

                                                         Year Ended           Cumulative From
                                                        December 31,         January 1, 2000 to
                                                       --------------            December 31,
                                                    2001           2000             2001
                                                    ----           ----             ----
          Income taxes at the federal
           statutory rate                         $(14,556)      $139,857         $125,301
          Federal surtax exemption                   8,134           --               --
          State income taxes, net of
           federal benefits                         (2,140)        20,567           18,427
          Net operating loss carryover                --         (160,424)        (143,728)
          Valuation allowance                        8,562           --               --
                                                  --------       --------         --------

          Total                                   $   --         $   --           $   --
                                                  ========       ========         ========

Significant components of deferred income taxes as of December 31, 2001 are as follows:

        Net operating loss carry forward                 $  2,715,000
                                                         ------------

        Total Deferred Tax Asset                            2,715,000

        Less valuation allowance                           (2,715,000)
                                                         ------------

        Net Deferred Tax Asset                           $       --
                                                         ============

The Company has assessed its past earnings history and trends and expiration dates of carryforwards and has determined that it is more likely than not that no deferred tax assets will be realized. A valuation allowance of $2,715,000 as of December 31, 2001 is maintained on deferred tax assets which the Company has not determined to be more likely than not realizable at this time. The net change in the valuation allowance for deferred tax assets was an increase of $15,000 for the year ended December 31, 2001. The Company will continue to review this valuation on a quarterly basis and make adjustments as appropriate.

As of December 31, 2001 the Company had net operating loss carryforwards of approximately $6,750,000. The net operating losses can be carried forward for fifteen to twenty years to offset future taxable income. The net operating loss carryforwards expire in the years 2004 through 2021.

5. Gain From Extinguishment of Debt
-----------------------------------

The Company was carrying $352,634 of trade accounts payable on its books. The payables were incurred prior to mid 1996 and relate to the Company's discontinued Care Van business. Effective December 31, 2000, the Company's Board of Directors, based on advice of legal counsel, authorized removing the accounts payable from the Company's books as the amounts will not be paid and the statute of limitations has expired. The removal was originally reflected as an extraordinary gain from extinguishment of debt of $352,634 for the year ended December 31, 2000 (Note 8).

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

6. Related Party Transactions
-----------------------------

SETTLEMENT AGREEMENTS
---------------------

The Company entered into a Settlement Agreement with Jack Kelley and Derold Kelley, former officers of the Company, on February 5, 2001. Under the terms of the Settlement Agreement the Kelley's received 92,475 shares of the Company's common stock in full settlement of any and all claims that the Kelley's may have had or currently have against the Company. The common stock was valued at $4,624 and was included in operating expenses for the year ended December 31, 2000.

The Company entered into a Settlement Agreement with Brian Kelley, a former officer of the Company, on February 19, 2001. Under the terms of the Settlement Agreement Mr. Kelley received 50,000 shares of the Company's common stock in full settlement of any and all claims that Mr. Kelley may have had or currently has against the Company. The common stock was valued at $2,500 and was included in operating expenses for the year ended December 31, 2000.

Both Settlement Agreements were negotiated and agreed to in principle in 2000. However, the formal written agreements were not executed until 2001. The common stock was issued under both Settlement Agreements in 2001.

GAIN FROM FORGIVENESS OF DEBT
-----------------------------

In 1996 a lawsuit was brought against the Company by a former officer of the Company for past due fees and expenses. On March 3, 1997, the court entered a default judgement against the Company which resulted in a judgement payable in the amount of $63,931 plus interest at an annual rate of 10%.

The Company's current President entered into negotiations with the Former Officer for settlement of the Judgement. Ultimately, the Judgement was assigned to a corporation owned by the Company's current President. The Former Officer received $9,000 as consideration for the assignment which occurred on November 14, 2000. In addition the Former Officer entered into an agreement to release and discharge the Company from all past, present or future claims.

On November 30, 2000, the Company's current President settled the Judgement with the Company for $9,000. At November 30, 2000, the Judgement liability together with accrued interest totaled $90,567. This settlement was for less than the amount owed which resulted in a gain of $81,567. The $9,000 Judgement was converted into 180,000 shares of common stock in 2001.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

6. Related Party Transactions (Continued)
-----------------------------------------

CONTRIBUTED CAPITAL
-------------------

A former officer of the Company paid $1,069 of operating expenses on behalf of the Company in June 2000. The Former Officer will not be repaid and the $1,069 has been reflected as contributed capital.

ACCOUNTS PAYABLE-RELATED PARTIES
--------------------------------

The Company's current President, a former officer and a stockholder paid $26,420 and $5,968 of operating expenses on behalf of the Company during the years ended December 31, 2001 and 2000, respectively. In July 2001, the Company issued 67,240 shares of common stock for payment of $3,362 of the accounts payable-related parties.

Accounts payable-related parties consists of the following at December 31, 2001:

     President                                                       $14,388
     Stockholder                                                      14,388
     Former Officer                                                      250
                                                                     -------
          Total                                                      $29,026
                                                                     =======


In July 2001 the Company issued 152,759 shares of common stock to three former officers of the Company for services. The shares were valued at $7,638 and the amount is included in operating expenses for the year ended December 31, 2001.

Notes payable - stockholders (Note 2).

7. Fair Value of Financial Instruments
--------------------------------------

Disclosures about Fair Value of Financial Instruments for the Company's financial instruments are presented in the table below. These calculations are subjective in nature and involve uncertainties and significant matters of judgment and do not include income tax considerations. Therefore, the results cannot be determined with precision and cannot be substantiated by comparison to independent market values and may not be realized in actual sale or settlement of the instruments. There may be inherent weaknesses in any calculation

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

7. Fair Value of Financial Instruments (Continued)
--------------------------------------------------

technique, and changes in the underlying assumptions used could significantly affect the results. The following table presents a summary of the Company's financial instruments as of December 31, 2001:

                                          Carrying       Estimated
                                           Amount       Fair Value
                                         ----------     ----------
      Financial Assets:
       Cash and cash equivalents          $   656         $   656

      Financial Liabilities:
       Notes payable                       11,463          11,463

The carrying amounts for cash and cash equivalents, accounts payable and accrued expenses approximate fair value because of the short maturities of these instruments. The fair value of the notes payable approximates fair value because of the market rate of interest on the notes.

8. Subsequent Events
--------------------

The company changed its name to Care Concepts I, Inc. in October 2002.

On October 18, 2002, the Company's shareholders adopted a resolution approving a reverse stock split of one common share for each fifty common shares outstanding with any fractional shares rounded up to the nearest whole share, effective October 18, 2002. All share information and per share data have been retroactively restated for all periods presented to reflect the reverse stock split.

On November 25, 2002, the company completed an acquisition of IBID America, Inc. ("IBID"). The company acquired 100% of the outstanding stock of IBID in exchange for approximately 12,080,827 shares of the company's common stock and 68,553 shares of the company's preferred stock. The 22,422 shares of Series "A" preferred stock were converted into 2,242,194 shares of the company's common stock. Immediately after the acquisition, the ownership of the Company will be approximately 3% by existing Care Concepts I, Inc. stockholders and 97% by existing IBID stockholders. Prior to closing the merger, an officer, a director and three major stockholders sold 200,000 shares of their Care Concepts I, Inc. common stock for $350,000 payable in cash of $100,000 and a promissory note for $250,000. The merger will be treated as a recapitalization of IBID, similar to a reverse acquisition. Therefore, IBID will be the acquiror for accounting purposes, whereas for legal purposes Care Concepts I, Inc. is the acquiror.

                              CARE CONCEPTS I, INC.
                         (formerly Care Concepts, Inc.)
                          (A Development Stage Company)
                          NOTES TO FINANCIAL STATEMENTS

8. Subsequent Events (Continued)
--------------------------------

In May 2002, the FASB issued SFAS No. 145, "Reccession of FASB Statements No. 4, 44, and 64, Amendment of FASB Statement No. 13, and Technical Corrections". Adoption of SFAS No. 145 is required for fiscal years beginning after May 15, 2002, however, earlier application is encouraged. The Company adopted SFAS No. 145 on April 1, 2002. The provisions of SFAS No. 145 that apply to the Company relate to the rescission of SFAS No. 4 and the classification of the gain from extinguishment of debt as an extrodinary item. The Company's gain from extinguishment of debt, which was classified as an extrodinary item in prior periods under SFAS No 4, was reclassified in the quarter ended June 30, 2002. The gain does not meet the criteria of an extrodinary item under Accounting Principles Board Opinion No. 30 and therefore, is classified as other income in the statements of operations.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Stockholders
Ibid America, Inc.

We have audited the accompanying consolidated balance sheet of Ibid America, Inc., a Florida Corporation, and subsidiary as of December 31, 2001,and the related consolidated statements of earnings, comprehensive earnings, stockholders' equity and cash flows for the period then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Ibid America, Inc. and subsidiary as of December 31, 2001, and the results of their operations and their cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ William J.Hadaway P.A.
-----------------------------------

William J. Hadaway, P.A.
Certified Public Accountants

April 25, 2002


   Member in American Institute of Certified Public Accountants Division for
                              SEC Practice Section

                               IBID AMERICA, INC.

                           CONSOLIDATED BALANCE SHEETS

                                                                                        9/30/2002
                                                                                        Historical
                                                                       12/31/01         (Unaudited)
                                                                       --------         -----------

                                     ASSETS

Current Assets:
   Cash and cash equivalents                                         $    29,538        $     3,020
   Accounts receivable                                                      --                6,600
   Credit cards receivable                                                 1,238              1,830
                                                                     -----------        -----------

      Total Current Assets                                                30,776             11,450

Property & equipment-net                                               1,784,340          1,682,387
Patent costs                                                              12,500             12,500
Due from stockholders                                                      4,199              3,526
Auction content inventory                                              4,000,000          3,995,900
                                                                     -----------        -----------

         Total Assets                                                $ 5,831,815        $ 5,705,763
                                                                     ===========        ===========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
   Accounts payable                                                  $    16,417        $    18,020
   Due to stockholders                                                    37,293             19,996
   Notes payable                                                         100,000            100,000
   Accrued interest payable                                                7,767             15,267
   Advance franchise fee                                                  20,000             19,000
                                                                     -----------        -----------

      Total Current Liabilities                                          181,477            172,283
                                                                     -----------        -----------

Deferred Income                                                           13,203             12,178
                                                                     -----------        -----------

Stockholders' Equity:
   Common stock of $.0001 par value.  Authorized 50,000,000
      shares; issued and outstanding 45,265,000 and 10,903,567             4,527              1,091
   Preferred A of $.00001 par value.  Authorized 1,000,000
      shares; issued and outstanding 20,720, at 12/31/01
      and 22,422 at 9/30/02                                                   --                 --
   Preferred B of $.00001 par value.  Authorized 1,000,000
      shares; issued and outstanding 42,646, at 12/31/01
      and 45,000 at 9/30/02                                                   --                 --
   Preferred C of $.00001 par value.  Authorized 1,000,000
      shares; issued and outstanding 1,061, at 12/31/01
      and 1,151 at 9/30/02                                                    --                 --
   Paid-in-capital                                                     5,914,673          5,917,443
   Deficit in retained earnings                                         (282,065)          (397,232)
                                                                     -----------        -----------

      Total Stockholders' Equity                                       5,637,135          5,521,302
                                                                     -----------        -----------

         Total Liabilities & Stockholders' Equity                    $ 5,831,815        $ 5,705,763
                                                                     ===========        ===========

          See accompanying notes to consolidated financial statements.

                               IBID AMERICA, INC.

                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                  Year Ended           Nine Months Ended
                                                 December 31,            September 30,
                                                -------------            -------------
                                                     2001             2002             2001
                                                     ----             ----             ----
                                                                  (Unaudited)      (Unaudited)

Net Sales:
   Sales auctions                                 $ 124,544        $ 119,980        $ 102,529
   License sales                                    133,000          414,092             --
   Sales:other                                       14,948            1,254           12,951
                                                  ---------        ---------        ---------

     Total Sales                                    272,492          535,326          115,480
                                                  ---------        ---------        ---------

Cost and Expenses:
   Selling, general and administrative              317,090          460,994          232,870
   Compensation and related benefits                237,467          189,500          148,570
                                                  ---------        ---------        ---------

      Total Costs and Expenses                      554,557          650,494          381,440
                                                  ---------        ---------        ---------

         Net Loss                                 $(282,065)       $(115,168)       $(265,960)
                                                  =========        =========        =========

Basic and Diluted Net Loss Per Common Share       $  (0.006)       $  (0.011)       $  (0.006)
                                                  =========        =========        =========

          See accompanying notes to consolidated financial statements.

                               IBID AMERICA, INC.
                 Consolidated Statement of Stockholders' Equity
           From Inception (February 2, 2001) through December 31, 2001


                                                                    Series A               Series B               Series C
                                                                Preferred Stock        Preferred Stock        Preferred Stock
                                                               ----------------       ----------------        ----------------
                                                               Shares    Amount      Shares      Amount      Shares     Amount
                                                              -------   -------     --------   --------     -------    -------

From Inception (Feb. 2, 2001) through Dec. 31, 2001

   Issuance of stock:
      Common stock for cash                                      --    $     --          --    $     --          --    $     --
      Preferred, Series A for purchase of assets
         from related party                                    19,000        --          --          --          --          --
      Preferred, Series B                                        --
         for purchase of promotional inventory of cell art       --          --        40,000        --          --          --
      Preferred, Series C for notes payable proceeds                         --          --         1,000        --          --
      Common stock for extension of
         maturity dates on notes payable                         --          --          --          --          --          --

   Stock dividends:
      Series A Dividend                                         1,720        --          --          --          --          --
      Series B Dividend                                          --          --         2,646        --          --          --
      Series C Dividend                                          --            61        --          --          --          --

  Net Loss                                                       --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Balance December 31, 2001                                      20,720        --        42,646        --         1,061        --

Canceled Common Stock                                            --          --          --          --          --          --

Converted Warrants February 15, 2002                             --          --          --          --          --          --

Reverse Split Common Stock 1:4                                   --          --          --          --          --          --

Converted Warrants July 15, 2002                                 --          --          --          --          --          --

Net Loss                                                         --          --          --          --          --          --
                                                           ----------  ----------  ----------  ----------  ----------  ----------

Balance September 30, 2002 (Unaudited)                         20,720  $     --        42,646  $     --         1,061  $     --
                                                           ==========  ==========  ==========  ==========  ==========  ==========

[retubbed table]



                                                                 Common Stock                       Deficit in
                                                                 -------------          Paid-in      Retained
                                                              Shares       Amount       Capital      Earnings      Total
                                                             -------      -------      --------     ---------      -----

From Inception (Feb. 2, 2001) through Dec. 31, 2001

   Issuance of stock:
      Common stock for cash                                 45,165,000   $    4,517   $   14,683   $     --     $   19,200
      Preferred, Series A for purchase of assets
         from related party                                       --           --      1,900,000         --      1,900,000
      Preferred, Series B
         for purchase of promotional inventory of cell art        --           --      4,000,000         --      4,000,000
      Preferred, Series C for notes payable proceeds              --           --           --           --
      Common stock for extension of
         maturity dates on notes payable                       100,000           10          (10)        --           --

   Stock dividends:
      Series A Dividend                                           --           --           --           --           --
      Series B Dividend                                           --           --           --           --           --
      Series C Dividend                                           --           --           --           --           --

  Net Loss                                                        --           --           --       (282,065)    (282,065)
                                                           -----------   ----------   ----------   ----------   ----------

Balance December 31, 2001                                   45,265,000        4,527    5,914,673     (282,065)   5,637,135

Canceled Common Stock                                       (6,666,667)        (666)        --           --           (666)

Converted Warrants February 15, 2002                         1,013,335          101         (101)        --           --

Reverse Split Common Stock 1:4                             (29,708,751)      (2,971)       2,971         --           --

Converted Warrants July 15, 2002                             1,000,650          100         (100)        --           --

Net Loss                                                          --           --           --       (115,168)    (115,168)
                                                           -----------   ----------   ----------   ----------   ----------

Balance September 30, 2002 (Unaudited)                      10,903,567   $    1,091   $5,917,443   $ (397,233)  $5,521,301
                                                           ===========   ==========   ==========   ==========   ==========

          See accompanying notes to consolidated financial statements.

                          IBID AMERICA, INC.

                CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                               Year Ended           Nine Months Ended
                                                              December 31,            September 30,
                                                             -------------           -------------
                                                                  2001            2002           2001
                                                                  ----            ----           ----
                                                                              (Unaudited)    (Unaudited)

Cash Flows from Operating Activities:
      Net Loss                                               $  (282,065)    $  (115,168)    $  (265,960)
      Adjustments to reconcile net loss to net
         cash used in operating activities:
           Depreciation                                            7,692          12,036           4,337
           Amortization                                          105,998          90,856          76,957
      Changes in operating assets and liabilities:
      (Increase) decrease in:
          Accounts receivable                                       --            (6,600)         (2,225)
          Credit cards receivable                                 (1,238)           (592)           --
          Due from stockholders                                   (4,199)            673          (4,199)
          Auction content inventory                                 --             4,100            --
       Increase (decrease) in:
          Accounts payable                                        16,417           1,603          30,340
          Due to Stockholders                                       --           (17,297)           --
          Advance franchise fee                                   20,000          (1,000)         20,000
          Accrued interest                                         7,767           7,500           5,267
          Deferred income                                         13,203          (1,025)         13,544
                                                             -----------     -----------     -----------
             Net cash used in operating activities              (116,425)        (24,914)       (121,939)
                                                             -----------     -----------     -----------

  Cash Flows from Investing Activities:
       Purchase of fixed assets                                  (10,530)           (939)         (7,530)
                                                             -----------     -----------     -----------
             Net cash used in investing activities               (10,530)           (939)         (7,530)
                                                             -----------     -----------     -----------

  Cash Flows from Financing Activities:
          Proceeds from stockholders advances                     37,293            --            30,004
          Notes payable proceeds                                 100,000            --           100,000
          Proceeds from issuance of common stock                  19,200               8           4,199
          Other                                                     --              (673)           --
                                                             -----------     -----------     -----------
             Net cash provided by financing activities           156,493            (665)        134,203
                                                             -----------     -----------     -----------

  Net  Increase in Cash and Cash Equivalents                      29,538         (26,518)          4,734
  Cash and Cash Equivalents, Beginning                              --            29,538            --
                                                             -----------     -----------     -----------

  Cash and Cash Equivalents, Ending                          $    29,538     $     3,020     $     4,734
                                                             ===========     ===========     ===========

  Non-Cash Operating, Investing and Financing Activities:
          Preferred stock issued for the following:
             Acquisition of patent                           $    12,500
             Acquisition of promotional inventory              4,000,000
             Purchase of fixed assets and software             1,887,500
                                                             -----------
                                                             $ 5,900,000
                                                             ===========

          See accompanying notes to consolidated financial statements.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND CAPITALIZATION

IBID America, Inc. ("Company") was incorporated on February 2, 2001 under the laws of the State of Florida. The Articles of Incorporation authorized the Company to issue and have outstanding at any one time 50,000,000 shares of common stock, par value $.0001 per share.

On February 15, 2001 the Company was authorized by the Board of Directors to issue three series of preferred stock as follows:

Preferred Stock Series A
     1. Amount authorized:  $ 2,000,000
     2. Dividend: Ten (10%) Percent-Dividend may be paid in cash or in stock
     3. Term: Five (5) years
     4. Conversion Rate: 80% of market trade for previous 10 days trading with floor of $1.00 per share.
     5. Dilution: This series of Preferred Stock may not be diluted by adjustments up or down of underlying common stock unless and until converted into common stock.

Preferred Stock Series B
     1. Amount authorized:  $ 4,000,000
     2. Dividend: Ten (8%) Percent-Dividend may be paid in cash or in stock
     3. Term: Five (5) years
     4. Conversion Rate: 80% of market trade for previous 10 days trading with floor of $1.00 per share and a ceiling of $2.00 per share.
     5. Dilution: This series of Preferred Stock may not be diluted by adjustments up or down of underlying common stock unless and until converted into common stock.

Preferred Stock Series C
     1. Amount authorized:  $ 100,000
     2. Dividend: Ten (8%) Percent-Dividend may be paid in cash or in stock
     3. Term: Five (5) years
     4. Conversion Rate: 80% of market trade for previous 10 days trading with floor of $1.00 per share.
     5. Dilution: This series of Preferred Stock may not be diluted by adjustments up or down of underlying common stock unless and until converted into common stock.

On April 16, 2001 the Company was authorized by the Board of Directors to issue a series of preferred stock as follows:

  Preferred Stock Series D
     1. Amount authorized:  $ 8,000,000
     2. Dividend: Ten (8%) Percent-Dividend may be paid in cash or in stock
     3. Term: Five (5) years
     4. Conversion Rate: 80% of market trade for previous 10 days trading with floor of $1.00 per share and a ceiling of $2.00 per share.
     5. Dilution: This series of Preferred Stock may not be diluted by adjustments up or down of underlying common stock unless and until converted into common stock.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The par value of all the preferred series is $.00001 and at December 31, 2001 the shares issued were 20,720 for Series A, 42,646 for Series B and 1,061 for Series C.

BUSINESS

The Company's concept is a network of metropolitan auction web sites powered by dynamic database programming. The concept capitalizes on the popularity of Internet auctions and the potential of Internet commerce, and creates a new alternative marketing avenue for businesses taking a fresh approach to Internet auctions.

Ibid National, Inc., a wholly owned subsidiary of the Company provides the expansion vehicle of the network auctions through the sale of franchise and license agreements on a nationwide basis.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All material inter-company accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Although these estimates are based on management's knowledge of current events and actions it may undertake in the future, they may ultimately differ from actual results.

CASH AND CASH EQUIVALENTS

The Company considers all liquid investments with maturities of three months or less to be cash equivalents.

PROPERTY AND EQUIPMENT

Property, plant and equipment are recorded at cost and depreciated, using the straight-line method over the estimated useful lives of the assets. Gain or loss on disposition of assets is recognized currently. Repairs and maintenance are charged to expense as incurred. Major replacements and betterments are capitalized and depreciated on a straight-line basis over the remaining useful lives of the assets.

PATENT

The Company has capitalized certain incremental costs incurred related to acquiring patents on the Company's auction methods. The United States government has not yet approved the patent, but the Company will adopt the accounting provisions under the Statements of Financial Accounting Standards SFAS No.121 and 142.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

REVENUE RECOGNITION

The Company co-Partners with businesses for auction items to be listed on its internet site. Revenue from these auctions is recognized at the time the auction is completed. The Company does not generally grant return privileges to customers.

Territorial licenses are sold by the Company granting the Licensee an exclusive license to receive 1.5% of all auction income in said area. The Licensor retains title and ownership of the area. The Licensor does not provide any additional services after the signing of the agreement. Therefore revenue is recognized immediately.

The Company also sells Franchises, which grant territorial licenses for a period of ten (10) years. The Franchisee receives commission equal to 10% of the revenue collected from successfully closed and completed auctions in their territory. The Company provides initial services such as in-house operational training, sales and marketing, website training and manuals. The Company estimates that these initial services represent 25% of the franchise fee and recognizes this as income when these initial services are completed. The Company plans on reviewing this estimate on a yearly basis. The remaining franchise fee is recognized as income ratably on a monthly basis over the ten-year term starting with the date of the agreement. The Company is considering the discontinuance of future franchise sales and the repurchase of the outstanding ones.

PRODUCT DEVELOPMENT COSTS

Costs in connection with the development of the Company's services are comprised of design, production, consulting and other related software fees. These costs are charged to expense as incurred. Additionally, in-house personnel completed all our programming changes and updates.

ADVERTISING COSTS
Advertising costs are charged to expense as incurred.

INCOME TAXES

The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109, "Accounting for Income Taxes". SFAS No. 109 requires the recognition of deferred tax liabilities and assets for temporary differences, operating loss carry-forwards, and tax credit carry-forwards existing at the date of the financial statements.

A temporary difference is a difference between the tax basis of an asset or liability and its reported amount in the financial statements that will result in taxable or deductible amounts in future years when the asset is recovered or the liability is settled. Deferred taxes represent the future tax return consequences of these differences.

As of December 31, 2001 and September 30, 2002, the Company had consolidated net operating loss carryfowards of approximately $283,000 and $396,000, which will expire in the years 2021 and 2022. The Company has not recognized any benefit of such net operating loss carryfoward in the accompanying consolidated statements in accordance with the provisions of SFAS No. 109 as the realization of this deferred tax benefit is not considered more likely then not. A 100% valuation allowance has been recognized to offset the entire net deferred tax asset.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2001, the Financial Accounting Standards Board ("FASB") issued SFAS No.
141. "Business Combinations" and SFAS No. 142, "Goodwill and Other Intangible Assets". SFAS No.141 addresses financial accounting and reporting for all business combinations and requires that all business combinations entered into subsequent to June 2001 be recorded under the purchase method. This statement also addresses financial accounting and reporting for goodwill and other intangible assets acquired in a business combination at acquisition. SFAS No. 142 addresses financial accounting and reporting for intangible assets acquired individually or with a group of other assets at acquisition. This statement also addresses financial accounting and reporting for goodwill and other intangible assets subsequent to their acquisition. The Company adopted these statements on January 1, 2002.

In August 2001, the FASB issued SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets". SFAS No. 144 addresses financial accounting and reporting for the impairment of long-lived assets. The statement supersedes SFAS No. 121, "Accounting for the Impairment of Long-lived Assets and for Long-lived Assets to Be Disposed Of", and the accounting and reporting provisions of APB Opinion No. 30. SFAS No. 144 removes goodwill from its scope, as goodwill is addressed in the impairment test described above under SFAS No. 142. The Company adopted SFAS No. 144 on January 1, 2002.

The adoption of these pronouncements is not expected to have a material effect on the Company's financial position, results of operations or cash flows.

UNAUDITED FINANCIAL INFORMATION

The accompanying financial statements as of September 30, 2002 and for the nine months ended September 30, 2002 and 2001 are unaudited. However, in the opinion of management, such financial statements contain all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of financial position, results of operations and cash flows for such periods. Results for interim periods are not necessarily indicative of results to be expected for an entire year.

NOTE 2.  PROPERTY AND EQUIPMENT

                                                            Estimated Useful  December 31,      September 30,
                                                             Lives (years)       2001               2002
                                                             -------------       ----               ----

         Office furniture and equipment                           5-7         $   80,906         $   81,845
         Auction software                                          15          1,817,124          1,817,124
                                                                              ----------         ----------
                                                                               1,898,030          1,898,969
         Less accumulated depreciation & amortization                            113,690            216,582
                                                                              ----------         ----------
                                                                              $1,784,340         $1,682,387

Depreciation expense for the period ended December 31, 2001 was $7,692 and amortization expense was $105,998. For the period ended September 30, 2002 depreciation expense was $12,036 and amortization expense was $90,856.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3. AUCTION CONTENT INVENTORY

On March 8, 2001 the Company acquired 80,000 pieces of cell art at $50.00 per piece complete with the certificate of authenticity and studio seal for 40,000 shares of Series B Convertible Preferred Stock, $100 par value. The complete terms and conditions of the Series B stock are presented in Note 1 under organization and capitalization. The inventory at December 31, 2001 was $4,000,000 and at September 30,2002 it was $3,995,900. The inventory is stated at lower of cost or market using the first in, first out (FIFO) method of valuation. These cell art pieces are used in a program established by the Company with local and national charities to increase it's databases of potential bidders and buyers on their auction website.

The inventory at December 31, 2001 was stored at two locations. At Los Angeles, Ca. were 80% of the cells were stored. The former owner owed the landlord approximately $75,000 for rent and cell delivery preparation expenses. Therefore, the cells though isolated and legally belonging to Ibid America, Inc. could not be moved to the corporate offices in Pompano Beach, Fl., until the outstanding obligation is resolved by the previous owner. This obligation should be resolved in the near term.

The cost of insuring these cells was not financially feasible. The Company has created a secure designated area in Pompano Beach to store the remaining 20% of the inventory. The Company has taken many measures to fireproof this area. A monitored fire and security system has also been installed.

NOTE 4. NOTES PAYABLE

Notes payable consisted of the following at December 31, 2001 and September 30, 2002:

             Date            Amount         Interest       Original
            of Loan         of Loan          Rate          Maturity


         March 9, 2001      $40,000           10%         Sept. 9, 2001

         March 9, 2001      $60,000           10%         Sept. 9, 2001

The above notes maturity date was extended to September 9, 2002 and then to September 30, 2003.There was accrued interest of $7,767 at December 31, 2001 and $15,267 at September 30, 2002.

NOTE 5.  ADVANCE FRANCHISE FEE

The Company had sold a franchise to an individual who was not meeting the performance standards and requirements of a franchise owner. Before December 31, 2001 the Company had agreed to purchase back the franchise for its original purchase price of $20,000. On March 28, 2002 a check for $1,000 was issued to the franchisee. A promissory note was also executed for $ 19,000 at 5% interest per annum due September 1, 2002.This note has been extended for one year to September 1, 2003.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6.  WARRANTS

As of December 31, 2001 the Company had outstanding 481,610 warrants to purchase common stock at par .0001. Each warrant converts to one (1) share of common stock. The warrant carries an anti dilution clause and will expire December 31, 2002 unless extended by the Company. As of September 30, 2002 all these warrants have been exercised and there are no warrants outstanding.

NOTE 7.  RELATED PARTY TRANSACTIONS

The Company had several related party transactions during the year. At December 31, 2001 and September 30, 2002 there was a receivable due from stockholders of $4,199 and $3,526. The amount due to stockholders at December 31, 2001 and September 30, 2002 was $37,293 and $19,996.

The Company also had a commercial lease with a related party on a monthly basis with a rent payment of $7,500 per month. Stockholders were paid management fees totaling $92,652 for the period ended December 31, 2001. There were no management fees paid to stockholders during the period ended September 30, 2002.

On February 15, 2001 assets were purchased from a related party for a current market price of $1,900,000 in exchange for 19,000 shares of Series A Convertible Preferred Stock. The complete terms and conditions of the Series A stock is presented in Note 1 under organization and capitalization.

NOTE 8.  NET LOSS PER COMMON SHARE

The Company computes earnings (loss) per common share in accordance with the provisions of Statement of Financial Accounting Standards SFAS No. 128, "Earnings per Share" which requires the presentation of both basic and diluted earnings (loss) per share.

The weighted average of shares outstanding December 31, 2001 was 45,253,469 and the basic and diluted net loss per common share was computed to be $.006 per share. For the periods ended September 30, 2002 and September 30,2001 the respective weighted average shares outstanding were 10,138,653 and 45,250,000. The net loss per common share was $.011 per share and $.006 per share.

NOTE 9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The respective carrying value of certain on-balance-sheet financial instruments approximated their fair value. These instruments include cash and cash equivalents, credit cards receivable, accounts payable, notes payable, accrued interest and advance franchise fee. Fair values were assumed to approximate carrying values for these financial instruments since they are short-term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

NOTE 10. SUBSEQUENT EVENTS (UNAUDITED)

Merger with Care Concepts I, Inc.

On November 25, 2002 Ibid America, Inc. merged with a wholly owned subsidiary of Care Concepts I, Inc. (CARE). All Ibid America, Inc. shares of common stock were converted to shares of CARE common stock on a one for one basis. On November 26, 2002 Series "A" preferred stock converted all the issued and outstanding preferred stock for 2,242,194 shares of common stock of CARE.

                        IBID AMERICA, INC. AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Common stock events

The Company cancelled 6,666,667 shares previously issued to a former officer. All warrants outstanding at December 31, 2001 and any additional warrants issued during 2002 were converted. This resulted in the issuance of 2,013,985 shares of common stock. A reverse stock split of 1:4 occurred on June 5, 2002 resulting in a reduction of 29,708,751 common stock shares outstanding. On October 3, 2002 another reverse stock split of 2:1 further reduced the common stock outstanding by 5,451,784 shares. The notes payable outstanding of $100,000 and the accrued interest outstanding were converted to 115,267 shares of common stock on November 26, 2002.

Preferred stock events

On November 7, 2002 the company amended its articles of incorporation to re-designate its three series of preferred stock. Series "A" was amended to become Series "D"; Series "B" was amended to become Series "G"; and Series "C" was amended to become Series "F". These shares were exchanged for identically designated shares of CARE preferred. Series "D" became Series "A" of CARE; Series "E" became Series "B" of CARE; and Series "F" became Series "C" of CARE. See Exhibit 3.6 for the designation of the preferred stock.